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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 August 8, 2002
                        (Date of earliest event reported)




                              WESTWOOD CORPORATION
             (Exact name of Registrant as specified in its charter)


         Nevada                       0-19381                  87-0430944
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                          Identification Number

                             12402 East 60th Street
                              Tulsa, Oklahoma 74146
                    (Address of principal executive offices)


                                 (918) 250-4411
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

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Item 5.    Other Events.

         L-3 Communications Corporation, a Delaware corporation ("L-3"), Blue Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of L-3 ("Merger Sub") and Westwood Corporation, a Nevada corporation (the "Company"), have entered into an Agreement and Plan of Merger dated as of August 8, 2002 ("Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company ("Merger") with the Company surviving the Merger. In the Merger, each issued and outstanding share of the common stock, par value $0.003 per share, of the Company will be canceled and converted into the right to receive $2.30 in cash.

         In connection with the Merger, concurrently with the execution and delivery of the Merger Agreement and as a condition to L-3's and Merger Sub's willingness to enter into the Merger Agreement, L-3 and Merger Sub have entered into a Stockholders Agreement, dated as of August 8, 2002, ("Stockholders Agreement"), with Ernest McKee, the President and Chief Executive Officer of the Company, and William J. Preston, a director of the Company, who collectively own 32% of the outstanding common stock of the Company, pursuant to which each such stockholder has, among other things, agreed to vote the shares of the Company common stock beneficially owned by such stockholder in favor of the Merger and the Merger Agreement.

         The Merger Agreement, the Stockholders Agreement, and the press release issued by the Company on August 9, 2002, are attached as exhibits and are incorporated by reference herein.

         All references to the Merger Agreement are qualified in their entirety by the full text of such agreement.

         Also in preparation for the Merger, the Board of Directors of the Company amended the Company Bylaws to render inapplicable Section 78.378 et seq. of the Nevada Revised Statutes to assure that the voting rights of L-3 as the acquiror of a controlling interest of the Company are not restricted.

Item 7.       Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit 2.1 Agreement and Plan of Merger Among L-3 Communications Corporation, Blue Acquisition Corp. and Westwood Corporation dated as of August 8, 2002

              Exhibit 2.2 Stockholders Agreement Among L-3 Communications Corporation, Blue Acquisition Corp., Westwood Corporation, Ernest H. McKee and William J. Preston dated as of August 8, 2002

              Exhibit 3.1       Bylaws Amendment

              Exhibit 99.1 Press Release, dated August 9, 2002, of Westwood Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WESTWOOD CORPORATION



                                         By:   /s/  Ernest H. McKee
                                            ---------------------------------
                                            Ernest H. McKee, President and
                                               Chief Executive Officer


Date:    August 9, 2002

                                  EXHIBIT INDEX

         The following exhibits are filed herewith:

EXHIBIT NO.        DESCRIPTION

Exhibit 2.1 Agreement and Plan of Merger Among L-3 Communications Corporation, Blue Acquisition Corp. and Westwood Corporation dated as of August 8, 2002

Exhibit 2.2 Stockholders Agreement Among L-3 Communications Corporation, Blue Acquisition Corp., Westwood Corporation, Ernest H. McKee and William J. Preston dated as of August 8, 2002

Exhibit 3.1        Bylaws Amendment

Exhibit 99.1       Press Release, dated August 9, 2002, of Westwood Corporation

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